UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 6, 2018

Black Hills Corporation
(Exact name of registrant as specified in its charter)

South Dakota
(State or other jurisdiction of incorporation)

001-31303		46-0458824
(Commission File Number)		(IRS Employer Identification No.)

7001 Mount Rushmore Road
Rapid City, South Dakota		57702
(Address of principal executive offices)		(Zip Code)

605.721-1700
(Registrants telephone number, indicating area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(d))

☐	Pre-commencement communications pursuant to Rule 13e-e(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

On August 6, 2018, Black Hills Corporation ("the Company") issued a press release announcing financial results for the second quarter of 2018.

The press release is attached as Exhibit 99 to this Form 8-K. This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished or filed herewith:

99    Press Release dated August 6, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Richard W. Kinzley
Richard W. Kinzley
Senior Vice President
and Chief Financial Officer

Date: August 6, 2018